FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of earliest event reported)
                                    10/23/98



                             Internet Stock Exchange Corp.
                         (Formerly Sea Venture Cruises, Inc.)
               (Exact name of registrant as specified in its charter)




             Delaware               33-21481-FW               76-0246940
             --------               -----------               ----------
     (State or Jurisdiction of     (File Number)               (Federal
  incorporation or organization)                            Identification
                                                                Number)





                          405 Central Avenue, Fifth Floor
                              St. Petersburg, FL  33701
                              -------------------------
    (Address of principal Executive Offices and principal place of business)




                                 (727) 896-9696
              (Registrant's telephone number, including area code)

                                 ITEMS REPORTED






ITEM 5.  OTHER EVENTS

        A press release regarding editorial approval by Standard
& Poor's to was sent by facsimile or electronic transmission to various businesses and general news wire services. (See Exhibit 99.1).

ITEM 7.  FINANCIALS AND EXHIBITS

        (C)  Exhibits

               99.1 Press Release from Internet Stock Exchange Corp.

                                   SIGNATURES


Pursuant of the requirements of the Securities Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Internet Stock
Exchange Corp.
                                            (Registrant)



DATE:     11/11/98                          By: /s/ Anastasio Kyriakides
                                            ----------------------------
                                            Anastasio Kyriakides
                                            President/Director

                                INDEX TO EXHIBITS



        Exhibit Number      Description

             99.1           Press Release from Internet Stock Exchange Corp.